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                                                                Exhibit - 10.114


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RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

Milos Markovic, Esq.
Sonnenschein Nath & Rosenthal
8000 Sears Tower
Chicago, Illinois   60606

                                                            PPM Loan No. 99-0018
                                                                         -------

                   DEED TO SECURE DEBT AND SECURITY AGREEMENT
                   ------------------------------------------

         THIS DEED TO SECURE DEBT AND SECURITY AGREEMENT (together with all amendments and supplements hereto, this "Mortgage") is made as of September, 1999, between GLIMCHER PROPERTIES LIMITED PARTNERSHIP a Delaware limited partnership (the "Mortgagor") 20 South Third Street, Columbus, Ohio 43215, and JACKSON NATIONAL LIFE INSURANCE COMPANY, a Michigan corporation (the "Mortgagee"), c/o PPM Finance, Inc., 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.

1.      MORTGAGE AND SECURED OBLIGATIONS.
        --------------------------------

         1.1. MORTGAGE. For purposes of securing payment and performance of the Secured Obligations defined and described in SECTION 1.2, Mortgagor hereby irrevocably and unconditionally grants, bargains, sells, conveys, warrants, assigns and pledges to Mortgagee, with right of entry and possession, and with power of sale, all estate, right, title and interest which Mortgagor now has or may later acquire in and to the following property (all or any part of such property, or any interest in all or any part of it, as the context may require, the "Property"):

                (a) the real property located in the County of Richmond and County of Columbia, State of Georgia and more particularly described in EXHIBIT A attached hereto, together with all existing and future easements and rights affording access to it (the "Land");

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                (b) all buildings, structures and improvements now located or later to be constructed on the Land (the "Improvements");

                (c) all existing and future appurtenances, privileges, easements, franchises and tenements of the Land, including all minerals, oil, gas, other hydrocarbons and associated substances, sulfur, nitrogen, carbon dioxide, helium and other commercially valuable substances which may be in, under or produced from any part of the Land, all development rights and credits, air rights, water, water rights (whether riparian, appropriative or otherwise, and whether or not appurtenant) and water stock, and any land lying in the streets, roads or avenues, open or proposed, in front of or adjoining the Land and Improvements;

                (d) all existing and future leases, subleases, subtenancies, licenses, occupancy agreements and concessions ("Leases", as defined in the Assignment of Leases and Rents described in SECTION 2 herein, executed and delivered to Lender contemporaneously herewith) relating to the use and enjoyment of all or any part of the Land and Improvements, and any and all guaranties and other agreements relating to or made in connection with any of such leases;

                (e) all goods, materials, supplies, chattels, furniture, fixtures, equipment and machinery now or later to be attached to, placed in or on, or used in connection with the use, enjoyment, occupancy or operation of all or any part of the Land and Improvements, whether stored on the Land or elsewhere, including all pumping plants, engines, pipes, ditches and flumes, and also all gas, electric, cooking, heating, cooling, air conditioning, lighting, refrigeration and plumbing fixtures and equipment, all of which shall be considered to the fullest extent of the law to be real property for purposes of this Mortgage;

                (f) all building materials, equipment, work in process or other personal property of any kind, whether stored on the Land or elsewhere, which have been or later will be acquired for the purpose of being delivered to, incorporated into or installed in or about the Land or Improvements;

                (g) all of Mortgagor's interest in and to the Loan funds, whether disbursed or not, the Escrow Accounts (as defined in SECTION
         3.1 of the Loan Agreement) and any of Mortgagor's funds now or later to be held by or on behalf of Mortgagee;

                (h) all rights to the payment of money, accounts, accounts receivable, reserves, deferred payments, refunds, cost savings, payments and deposits, whether now or later to be received from third parties (including all earnest money sales deposits) or deposited by Mortgagor with third parties (including all utility deposits), contract rights, development and use rights, governmental permits and licenses, applications, architectural and engineering plans, specifications and drawings, as-built drawings, chattel paper, instruments, documents, notes, drafts and letters of credit (other than letters of credit in favor of Mortgagee), which arise from or relate to construction on the Land or to any business now or later to be conducted on it, or to the Land and Improvements generally;


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                (i) all proceeds, including all claims to and demands for
         them, of the voluntary or involuntary conversion of any of the Land, Improvements or the other property described above into cash or liquidated claims, including proceeds of all present and future fire, hazard or casualty insurance policies and all condemnation awards or payments now or later to be made by any public body or decree by any court of competent jurisdiction for any taking or in connection with any condemnation or eminent domain proceeding, and all causes of action and their proceeds for any damage or injury to the Land, Improvements or the other property described above or any part of them, or breach of warranty in connection with the construction of the Improvements, including causes of action arising in tort, contract, fraud or concealment of a material fact;

                (j) all books and records pertaining to any and all of the property described above, including computer-readable memory and software necessary to access and process such memory ("Books and Records"). Notwithstanding anything in the foregoing to the contrary, Books and Records shall not be deemed to include the general corporate books and records of the Mortgagor which are maintained by Mortgagor on a consolidated basis for all of Mortgagor's properties (which properties include the Property being secured hereunder) except to the extent that information in such consolidated books and records pertains to the Property secured hereunder;

                (k) the agreements described in EXHIBIT B attached hereto, which exhibit is incorporated herein by reference; (ii) all other agreements heretofore or hereafter entered into relating to the construction, ownership, operation, management, leasing or use of the Land or Improvements; (iii) any and all present and future amendments, modifications, supplements, and addenda to any of the items described in (i) and (ii) above; (iv) any and all guarantees, warranties and other undertakings (including payment and performance bonds) heretofore or hereafter entered into or delivered with respect to any of the items described in clauses (i) through (iii) above; (v) all trade names, trademarks, logos and other materials used to identify or advertise, or otherwise relating to the Land or Improvements; and (vi) all building permits, governmental permits, licenses, variances, conditional or special use permits, and other authorizations (collectively, the "Permits") now or hereafter issued in connection with the construction, development, ownership, operation, management, leasing or use of the Land or Improvements, to the fullest extent that the same or any interest therein may be legally assigned by Mortgagor; and

                (l) all right, title and interest of Mortgagor, now or hereafter arising, in and to that certain parcel of real property adjoining the Land and described in EXHIBIT B attached hereto (the "Adjacent Tract") arising and provided under that certain
         Third Amendment to Lease Agreement by and between PaineWebber Retail Property Investments, Ltd., a Texas limited partnership transacting business in the State of Georgia as PaineWebber Retail Property Investments, Ltd. L.P., as lessor, and Wal-Mart Stores, Inc., as lessee dated October 16, 1996 (the "Lease Agreement"); in the event Mortgagor acquires fee title to all or any portion of the Adjacent Tract as provided in the Lease Agreement, the lien and security title of this Mortgage shall, without further action by any party, extend and spread to such portion of the Adjacent Tract so acquired by Mortgagor and the buildings, structures and



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         improvements thereon, and the Additional Tract shall thereafter constitute a portion of the Land for all purposes and the buildings, structures and improvements thereon shall thereafter constitute part of the Improvements for all purposes (upon acquisition of fee title to the Adjacent Tract, Mortgagor shall execute any instrument reasonably requested by Mortgagee to confirm the expansion and spread of the lien and security title of this Mortgage to the Adjacent Tract),

                (m) all proceeds of, additions and accretions to, substitutions and replacements for, and changes in any of the property described above.

Capitalized terms used above and elsewhere in this Mortgage without definition have the meanings given them in the Loan Agreement referred to in SECTION 1.2 below.

         1.2. SECURED OBLIGATIONS. This Mortgage is made for the purpose of securing the following obligations (the "Secured Obligations") in any order of priority that Mortgagee may choose:

                (a) Payment of all obligations at any time owing under a Promissory Note (the "Note") of even date herewith, payable by Mortgagor as maker in the stated principal amount of Ninety Million Dollars ($90,000,000.00) to the order of Mortgagee, which Note matures and is due and payable in full not later than July 1, 2009; and

                (b) Payment and performance of all obligations of Mortgagor under a Loan Agreement of even date herewith between Mortgagor, as borrower, and Mortgagee, as lender (the "Loan Agreement"); and

                (c) Payment and performance of all obligations of Mortgagor under this Mortgage; and

                (d) Payment and performance of any obligations of Mortgagor under any Loan Documents (as defined in the Loan Agreement) which are executed by Mortgagor, including without limitation the Environmental Indemnity; and

                (e) Payment and performance of all future advances and other obligations that Mortgagor or any successor in ownership of all or part of the Property may agree to pay and/or perform (whether as principal, surety or guarantor) for the benefit of Mortgagee, when a writing evidences the parties' agreement that the advance or obligation be secured by this Mortgage; and

                (f) Payment and performance of all modifications, amendments, extensions and renewals, however evidenced, of any of the Secured Obligations.

All persons who may have or acquire an interest in all or any part of the Property will be considered to have notice of, and will be bound by, the terms of the Secured Obligations and each other agreement or instrument made or entered into in connection with each of the Secured Obligations. These terms include any provisions in the Note or the Loan Agreement which provide that the interest rate on one or more of the Secured Obligations may vary from time to time.


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2.      ASSIGNMENT OF RENTS. As an inducement to Mortgagee to make the loan evidenced by the Note and the Loan Agreement, Mortgagor has contemporaneously herewith executed and delivered to Mortgagee an Assignment of Leases and Rents with respect to the Property.

3.      GRANT OF SECURITY INTEREST.

        3.1. SECURITY AGREEMENT. The parties acknowledge that some of the Property and some or all of the Rents (as defined in the Assignment of Leases and Rents) may be determined under applicable law to be personal property or fixtures. To the extent that any Property or Rents may be personal property, Mortgagor as debtor hereby grants Mortgagee as secured party a security interest in all such Property and Rents, to secure payment and performance of the Secured Obligations. This Mortgage constitutes a security agreement under the Uniform Commercial Code as in effect in the State in which the Property is located (the "Code), covering all such Property and Rents.

        3.2. FINANCING STATEMENTS. Mortgagor shall execute one or more financing statements and such other documents as Mortgagee may from time to time require to perfect or continue the perfection of Mortgagee's security interest in any Property or Rents. Mortgagor shall pay all fees and costs that Mortgagee may incur in filing such documents in public offices and in obtaining such record searches as Mortgagee may reasonably require. In case Mortgagor fails to execute any financing statements or other documents for the perfection or continuation of any security interest, Mortgagor hereby appoints Mortgagee as its true and lawful attorney-in-fact to execute any such documents on its behalf.

         3.3. FIXTURE FILING. This Mortgage constitutes a financing statement filed as a fixture filing under Sections 9-313 and 9-402 of the Code, as amended or recodified from time to time, covering any of the Property which now is or later may become fixtures attached to the Land or the Improvements. The following addresses are the mailing addresses of Mortgagor, as debtor under the Code, and Mortgagee, as secured party under the Code, respectively:

MORTGAGOR:      Glimcher Properties Limited Partnership
                20 South Third Street
                Columbus, Ohio   43215
                Attention:  General Counsel

MORTGAGEE:      Jackson National Life Insurance Company
                c/o PPM Finance, Inc.
                225 West Wacker Drive, Suite 1200
                Chicago, Illinois  60606

4.       REPRESENTATIONS, COVENANTS AND AGREEMENTS.

         4.1. GOOD TITLE. Mortgagor covenants that it is lawfully seized of the Property, that the Property is unencumbered except for the Permitted Exceptions (as defined in the Loan Agreement), and that it has good right, full power and lawful authority to convey and mortgage


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the same, and that it will warrant and forever defend the Property and the quiet and peaceful possession of the same against the lawful claims of all persons whomsoever.

         4.2. INSURANCE. In the event of any loss or damage to any portion of the Property due to fire or other casualty, or a taking of any portion of the Property by condemnation or under the power of eminent domain, the settlement of all insurance and condemnation claims and awards and the application of insurance and condemnation proceeds shall be governed by SECTION 5 of the Loan Agreement.

         4.3. STAMP TAX. If, by the laws of the United States of America, or of any state or political subdivision having jurisdiction over Mortgagor, any tax is due or becomes due in respect of the issuance of the Note, or recording of this Mortgage, Mortgagor covenants and agrees to pay such tax in the manner required by any such law. Mortgagor further covenants to hold harmless and agrees to indemnify Mortgagee, its successors or assigns, against any liability incurred by reason of the imposition of any tax on the issuance of the Note or recording of this Mortgage.

         4.4. CHANGES IN TAXATION. Other than a tax that may arise in connection with a transfer of the Note by Mortgagee or that is imposed on the income of the Mortgagee, in the event of the enactment after this date of any law of the State in which the Property is located or any political subdivision thereof deducting from the value of land for the purpose of taxation any lien thereon, or imposing upon Mortgagee the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Mortgagor, or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or the Mortgagee's interest in the Property, or the manner of collection of taxes, so as to affect this Mortgage or the Secured Obligations, then Mortgagor, upon demand by Mortgagee, shall pay such taxes or assessments, or reimburse Mortgagee therefor; provided, however, that if in the opinion of counsel for Mortgagee (i) it might be unlawful to require Mortgagor to make such payment or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then Mortgagee may elect, by notice in writing given to Mortgagor, to declare all of the Secured Obligations to be and become due and payable sixty (60) days from the giving of such notice.

         4.5. SUBROGATION. Mortgagee shall be subrogated to the liens of all encumbrances, whether released of record or not, which are discharged in whole or in part by Mortgagee in accordance with this Mortgage or with the proceeds of any loan secured by this Mortgage.

         4.6. NOTICE OF CHANGE. Mortgagor shall give Mortgagee prior written notice of any change in: (a) the location of its place of business or its chief executive office if it has more than one place of business; (b) the location of any of the Property, including the Books and Records; and (c) Mortgagor's name or business structure. Unless otherwise approved by Mortgagee in writing, all Property that consists of personal property (other than the Books and Records) will be located on the Land and all Books and Records will be located at Mortgagor's place of business or chief executive office if Mortgagor has more than one place of business.

         4.7. RELEASES, EXTENSIONS, MODIFICATIONS AND ADDITIONAL SECURITY. From time to time, Mortgagee may perform any of the following acts without incurring any liability or giving notice


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to any person: (i) release any person liable for payment of any Secured
Obligation; (ii) extend the time for payment, or otherwise alter the terms of payment, of any Secured Obligation; (iii) accept additional real or personal property of any kind as security for any Secured Obligation, whether evidenced by deeds of trust, mortgages, security agreements or any other instruments of security; (iv) alter, substitute or release any property securing the Secured Obligations; (v) consent to the making of any plat or map of the Property or any part of it; (vi) join in granting any easement or creating any restriction affecting the Property; or (vii) join in any subordination or other agreement affecting this Mortgage or the lien of it.

5.       DEFAULTS AND REMEDIES.

         5.1. EVENTS OF DEFAULT. An "Event of Default," as defined in the Loan Agreement, shall constitute an Event of Default hereunder.

         5.2. REMEDIES At any time after an Event of Default, Mortgagee shall be entitled to invoke any and all of the rights and remedies described below, in addition to all other rights and remedies available to Mortgagee at law or in equity. All of such rights and remedies shall be cumulative, and the exercise of any one or more of them shall not constitute an election of remedies.

                (a) ACCELERATION. Mortgagee may declare any or all of the Secured Obligations to be due and payable immediately.

                (b) RECEIVER. Mortgagee shall, as a matter of right, without notice and without giving bond to Mortgagor or anyone claiming by, under or through Mortgagor, and without regard for the solvency or insolvency of Mortgagor or the then value of the Property, to the extent permitted by applicable law, be entitled to have a receiver appointed for all or any part of the Property and the Rents, and the proceeds, issues and profits thereof, with the rights and powers referenced below and such other rights and powers as the court making such appointment shall confer, and Mortgagor hereby consents to the appointment of such receiver and shall not oppose any such appointment. Such receiver shall have all powers and duties prescribed by the applicable laws in effect in the state in which the Property is located, all other powers which are necessary or usual in such cases for the protection, possession, control, management and operation of the Property, and such rights and powers as Mortgagee would have, upon entering and taking possession of the Property under subsection (c) below.

                (c) ENTRY. Mortgagee, in person, by agent or by court-appointed receiver, may enter, take possession of, manage and operate all or any part of the Property, and may also do any and all other things in connection with those actions that Mortgagee may in its sole discretion consider necessary and appropriate to protect the security of this Mortgage. Such other things may include: taking and possessing all of Mortgagor's or the then owner's Books and Records; entering into, enforcing, modifying or canceling leases on such terms and conditions as Mortgagee may consider proper; obtaining and evicting tenants; fixing or modifying Rents; collecting and receiving any payment of money owing to Mortgagor; completing any unfinished construction; and/or contracting for and making repairs and alterations. If Mortgagee so requests, Mortgagor shall


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         assemble all of the Property that has been removed from the Land and make all of it available to Mortgagee at the site of the Land. Mortgagor hereby irrevocably constitutes and appoints Mortgagee as Mortgagor's attorney-in-fact to perform such acts and execute such documents as Mortgagee in its sole discretion may consider to be appropriate in connection with taking these measures, including endorsement of Mortgagor's name on any instruments.

                (d) CURE; PROTECTION OF SECURITY. Mortgagee may cure any breach or default of Mortgagor, and if it chooses to do so in connection with any such cure, Mortgagee may also enter the Property and/or do any and all other things which it may in its sole discretion consider necessary and appropriate to protect the security of this Mortgage. Such other things may include: appearing in and/or defending any action or proceeding which purports to affect the security of, or the rights or powers of Mortgagee under, this Mortgage; paying, purchasing, contesting or compromising any encumbrance, charge, lien or claim of lien which in Mortgagee's sole judgment is or may be senior in priority to this Mortgage, such judgment of Mortgagee to be conclusive as between the parties to this Mortgage; obtaining insurance and/or paying any premiums or charges for insurance required to be carried under the Loan Agreement; otherwise caring for and protecting any and all of the Property; and/or employing counsel, accountants, contractors and other appropriate persons to assist Mortgagee. Mortgagee may take any of the actions permitted under this SECTION 5.2(D) either with or without giving notice to any person. Any amounts expended by Mortgagee under this SECTION 5.2(D) shall be secured by this Mortgage.

                (e) UNIFORM COMMERCIAL CODE REMEDIES. Mortgagee may exercise any or all of the remedies granted to a secured party under Code.

                (f) FORECLOSURE; LAWSUITS. Mortgagee shall have the right, in one or several concurrent or consecutive proceedings, to foreclose the lien hereof upon the Property or any part thereof, for the Secured Obligations, or any part thereof, by any proceedings appropriate under applicable law. Mortgagee or its nominee may bid and become the purchaser of all or any part of the Property at any foreclosure or other sale hereunder, and the amount of Mortgagee's successful bid shall be credited on the Secured Obligations. Without limiting the foregoing, Mortgagee may proceed by a suit or suits in law or equity, whether for specific performance of any covenant or agreement herein contained or contained in any of the other Loan Documents (as defined in the Loan Agreement), or in aid of the execution of any power herein granted, or for any foreclosure under the judgment or decree of any court of competent jurisdiction, or for damages, or to collect the indebtedness secured hereby, or for the enforcement of any other appropriate legal, equitable, statutory or contractual remedy. Mortgagee may sell the Property at public auction in one or more parcels, at Mortgagee's option, and convey the same to the purchaser in fee simple, Mortgagor to remain liable for any deficiency for which Mortgagor shall be personally liable.

                (g) OTHER REMEDIES. Mortgagee may exercise all rights and remedies contained in any other instrument, document, agreement or other writing heretofore, concurrently or in the future executed by Mortgagor or any other person or entity in favor


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         of Mortgagee in connection with the Secured Obligations or any part thereof, without prejudice to the right of Mortgagee thereafter to enforce any appropriate remedy against Mortgagor. Mortgagee shall have the right to pursue all remedies afforded to a mortgagee under the applicable laws of the state in which the Property is located, and shall have the benefit of all of the provisions of any such laws, including all amendments thereto which may become effective from time to time after the date hereof. In the event any provision of any such laws may be repealed, Mortgagee shall have the benefit of such provision as most recently existing prior to such repeal, as though the same were incorporated herein by express reference.

                (h) POWER OF SALE FOR PERSONAL PROPERTY. Under this power of sale, Mortgagee shall have the discretionary right to cause some or all of the Property, which constitutes personal property, to be sold or otherwise disposed of in any combination and in any manner permitted by applicable law.

                           (i) For purposes of this power of sale, Mortgagee may
                  elect to treat as personal property any Property which is intangible or which can be severed from the Land or Improvements without causing structural damage. If it chooses to do so, Mortgagee may dispose of any personal property in any manner permitted by Article 9 of the Code, including any public or private sale, or in any manner permitted by any other applicable law.

                           (ii) In connection with any sale or other disposition
                  of such Property, Mortgagor agrees that the following procedures constitute a commercially reasonable sale:
                  Mortgagee shall mail written notice of the sale to Mortgagor not later than ten (10) days prior to such sale. Upon receipt of any written request, Mortgagor will make the Property available to any bona fide prospective purchaser for inspection during reasonable business hours. Notwithstanding, Mortgagee shall be under no obligation to consummate a sale if, in its judgment, none of the offers received by it equals the fair value of the Property offered for sale. The foregoing procedures do not constitute the only procedures that may be commercially reasonable.

                  (i) SINGLE OR MULTIPLE FORECLOSURE SALES. If the Property consists of more than one lot, parcel or item of property, Mortgagee may:

                      (i) designate the order in which the lots, parcels
                  and/or items shall be sold or disposed of or offered for sale or disposition; and

                     (ii) elect to dispose of the lots, parcels and/or
                  items through a single consolidated sale or disposition to be held or made under or in connection with judicial proceedings, or by virtue of a judgment and decree of foreclosure and sale, or pursuant to the power of sale contained herein; or through two or more such sales or dispositions; or in any other manner Mortgagee may deem to be in its best interests (any foreclosure sale or disposition as permitted by the terms hereof is sometimes referred to herein as a "Foreclosure Sale;" and any two or more such sales, "Foreclosure Sales").


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                        (j) POWER OF SALE. Mortgagee, with or without entry,
                  personally or by its agents or attorneys, may sell the Property or any part of the Property at one or more public sale or sales at the usual place for conducting sales of the county in which the Land or any part of the Land is situated, to the highest bidder for cash, in order to pay the Secured Obligations, and all expenses of sale and of all proceedings in connection therewith, including reasonable attorney's fees, after advertising the time, place, and terms of sale once a week for four (4) weeks immediately preceding such sale (but without regard to the number of days) in a newspaper in which sheriff's sales are advertised in said county, all other notice being hereby waived by Mortgagor. Mortgagor or its nominee may bid and become the purchaser of all or any part of the property at any foreclosure sale hereunder (to the extent permitted by applicable law). At any such public sale, Mortgagee may execute and deliver to the purchaser a conveyance of the Property or any part of the Property in fee simple, with full warranties of title, and to this end Mortgagor hereby constitutes and appoints Mortgagee the agent and attorney-in-fact of Mortgagor to make such sale and conveyance, and thereby to divest Mortgagor of all right, title and equity that Mortgagor may have in and to the Property and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed, and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding upon Mortgagor. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise and shall not be exhausted by one exercise thereof but may be exercised until full payment of all of the indebtedness secured hereby. In the event of any sale under this Mortgage by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceeding or otherwise, the Property may be sold as an entirety or in separate parcels and in such manner or order as Mortgagee in its discretion may elect, and if Mortgagee so elects, Mortgagee may sell the personal property covered by this Mortgage at one or more separate sales in any manner permitted by the Code, and one or more exercises of the powers herein granted shall not extinguish nor exhaust such powers, until the entire Property is sold or the indebtedness secured hereby is paid in full. Mortgagee may, at its option, sell the Property subject to the rights of any tenants of the Property, and the failure to make any such tenants parties to the foreclosure proceedings and to foreclose their rights will not be asserted by Mortgagor to be a defense to any proceedings instituted by Mortgagee to collect the indebtedness secured hereby. If the indebtedness secured is now or hereafter further secured by any chattel mortgages, pledges, contracts of guaranty, assignments of lease or other security instruments, Mortgagee may at its option exhaust the remedies granted under any of the said security either concurrently or independently, and in such order as Mortgagee may determine in its discretion. In the event of any such foreclosure sale by Mortgagee, Mortgagor shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over. Mortgagee may proceed in a suit or suits in law or equity for the enforcement of any appropriate legal, equitable, statutory, or contractual remedy. In case Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise in the event Mortgagee commences advertising of the intended exercise of the sale under power provided hereunder, and such proceeding or advertisement shall have been withdrawn, discontinued or abandoned for any reason, then in every such case (i) Mortgagor and Mortgagee shall be restored to their former positions and rights, (ii) all rights, powers, and remedies of Mortgagee shall continue as if no such proceeding had been taken, (iii) each and every Event of Default declared or occurring prior or subsequent to such withdrawal, discontinuance or abandonment shall be deemed to be a continuing Event of Default, and (iv) neither this Mortgage, nor the Note, nor the indebtedness secured hereby, nor any other Loan Document shall be or shall be deemed to be reinstated or otherwise affected by such withdrawal, discontinuance or abandonment; and Mortgagor hereby expressly waives the benefit of any statute or rule of law now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with this sentence. Mortgagee reserves the right to proceed against Mortgagor for any deficiency owed to Mortgagee after any such public sale described herein by pursuing a confirmation action after the foreclosure sale in accordance with applicable Georgia law.

If it chooses to have more than one Foreclosure Sale, Mortgagee at its option may cause the Foreclosure Sales to be held simultaneously or successively, on the same day, or on such different days and at such different times and in such order as it may deem to be in its best interests. No Foreclosure Sale shall terminate or affect the liens of this Mortgage on any part of the Property which has not been sold, until all of the Secured Obligations have been paid in full.

         5.3. APPLICATION OF FORECLOSURE SALE PROCEEDS. The proceeds of any Foreclosure Sale shall be applied in the following manner:

                (a) First, to pay the portion of the Secured Obligations attributable to the expenses of sale, costs of any action and any other sums for which Mortgagor is obligated to reimburse Mortgagee hereunder or under the other Loan Documents;

                (b) Second, to pay the portion of the Secured Obligations attributable to any sums expended or advanced by Mortgagee under the terms of this Mortgage which then remain unpaid;

                (c) Third, to pay all other Secured Obligations in any order and proportions as Mortgagee in its sole discretion may choose; and

                (d) Fourth, to remit the remainder, if any, to the person or persons entitled to it.

6. RELEASE OF LIEN. If Mortgagor shall fully pay and perform all of the Secured Obligations and comply with all of the other terms and provisions hereof and the other Loan Documents to be performed and complied with by Mortgagor, then Mortgagee shall release this Mortgage and the lien thereof by proper instrument upon payment, performance and discharge of all of the Secured Obligations and payment by Mortgagor of any filing fee in connection with such release.

7.       MISCELLANEOUS PROVISIONS.

         7.1. ADDITIONAL PROVISIONS. The Loan Documents fully state all of the terms and conditions of the parties' agreement regarding the matters mentioned in or incidental to this Mortgage. The Loan Documents also grant further rights to Mortgagee and contain further agreements and affirmative and negative covenants by Mortgagor which apply to this Mortgage and the Property.

         7.2. GIVING OF NOTICE. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be given as provided in SECTION 9.3 of the Loan Agreement.

         7.3. REMEDIES NOT EXCLUSIVE. No action for the enforcement of the lien or any provision hereof shall be subject to any defense which would not be good and available to the party interposing same in an action at law upon the Note. Mortgagee shall be entitled to enforce payment and performance of any of the Secured Obligations and to exercise all rights and powers under this Mortgage or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Secured Obligations may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement, whether by court action or other powers herein contained, shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other security now or hereafter held by Mortgagee, it being agreed that Mortgagee shall be entitled to enforce this Mortgage and any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No waiver of any default of the Mortgagor hereunder shall be implied from any omission by Mortgagee to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. No acceptance of any payment of any one or more delinquent installments which does not include interest at the Default Rate from the date of delinquency, together with any required late charge, shall constitute a waiver of the right of Mortgagee at any time thereafter to demand and collect payment of interest at such Default Rate or of late charges, if any.

         7.4. WAIVER OF STATUTORY RIGHTS. To the extent permitted by law, Mortgagor hereby agrees that it shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws," now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, but hereby waives the benefit of such laws. Mortgagor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Property marshaled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Property sold as an entirety. Mortgagor hereby waives any and all rights of redemption from sale under the power of sale contained herein or any order or decree of foreclosure of this Mortgage on its behalf and on behalf of each and every person, except decree or judgment creditors of Mortgagor, acquiring any interest in or title to the Property subsequent to the date of this Mortgage.

         7.5. ESTOPPEL AFFIDAVITS. Mortgagor, within fifteen (15) days after written request from Mortgagee, shall furnish a written statement, duly acknowledged, setting forth the unpaid principal of, and interest on, the Secured Obligations and stating whether or not any offset or defense exists against such Secured Obligations, and covering such other matters as Mortgagee may reasonably require.

         7.6. MERGER. No merger shall occur as a result of Mortgagee's acquiring any other estate in or any other lien on the Property unless Mortgagee consents to a merger in writing.

         7.7. BINDING ON SUCCESSORS AND ASSIGNS. This Mortgage and all provisions hereof shall be binding upon Mortgagor and all persons claiming under or through Mortgagor, and shall inure to the benefit of Mortgagee and its successors and assigns.

         7.8. CAPTIONS. The captions and headings of various paragraphs of this Mortgage are for convenience only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

         7.9. SEVERABILITY. If all or any portion of any provision of this Mortgage shall be held to be invalid, illegal or unenforceable in any respect, then such invalidity, illegality or unenforceability shall not affect any other provision hereof or thereof, and such provision shall be limited and construed as if such invalid, illegal or unenforceable provision or portion thereof was not contained herein.

         7.10. EFFECT OF EXTENSIONS OF TIME AND AMENDMENTS. If the payment of the Secured Obligations or any part thereof be extended or varied or if any part of the security be released, all persons now or at any time hereafter liable therefor, or interested in the Property, shall be held to assent to such extension, variation or release, and their liability and the lien and all provisions hereof shall continue in full force, the right of recourse, if any, against all such persons being expressly reserved by Mortgagee, notwithstanding such extension, variation or release. Nothing in this SECTION 7.10 shall be construed as waiving any provision contained herein or in the Loan Documents which provides, among other things, that it shall constitute an Event of Default if the Property be sold, conveyed, or encumbered.

         7.11. MORTGAGEE'S LIEN FOR SERVICE CHARGE AND EXPENSES. At all times, regardless of whether any proceeds of the loan secured hereby have been disbursed, this Mortgage secures (in addition to the amounts secured hereby) the payment of any and all commissions, service charges, liquidated damages, expenses and advances due to or incurred by Mortgagee in connection with such loan; provided, however, that in no event shall the total amount secured hereby exceed two hundred percent (200%) of the face amount of the Note.

         7.12. APPLICABLE LAW. This Mortgage shall be governed by and construed under the internal laws of the State in which the Property is located.

         7.13. LIMITATION OF LIABILITY. The personal liability of Mortgagor and its general partner hereunder is limited to the extent set forth in SECTION 9.18 of the Loan Agreement.

         7.14. DUE ON SALE CLAUSE. As more fully set forth in SECTION 6.4 of the Loan Agreement, the transfer or encumbrance of the Property, or any interest therein, or the transfer of an interest in Mortgagor, except for the permitted transfers set forth in
SECTION 6.5 of the Loan Agreement, without prior written consent of Mortgagee, shall constitute an Event of Default.

         7.15. TIME IS OF THE ESSENCE. Time is of the essence with respect to each and every covenant, agreement and obligation of Mortgagor under this Mortgage, the Note and the other Loan Documents.

         7.16. RECORDATION. Mortgagor forthwith upon the execution and delivery of this Mortgage, and thereafter from time to time, will cause this Mortgage, and any security instrument creating a lien or evidencing the lien hereof upon the Property, or any portion thereof, and each instrument of further assurance, to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interest of Mortgagee in, the Property.

         Mortgagor will pay all filing, registration or recording fees and taxes, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and all federal, state, county and municipal stamp taxes, duties, impositions, assessments and charges arising out of or in connection with the execution and delivery of the Note, this Mortgage, any mortgage supplemental hereto, any security instrument, any other Loan Documents or any instrument of further assurance.

         7.17. MODIFICATIONS. This Mortgage may not be changed or terminated except in writing signed by both parties. The provisions of this Mortgage shall extend and be applicable to all renewals, amendments, extensions, consolidations, and modifications of the other Loan Documents, and any and all references herein to the Loan Documents shall be deemed to include any such renewals, amendments, extensions, consolidations or modifications thereof.

         7.18. INDEPENDENCE OF SECURITY. Except as may exist pursuant to easements and agreements existing as of the date hereof which have been disclosed to Mortgagee, Mortgagor shall not by act or omission permit any building or other improvement on any premises not subject to the lien of this Mortgage to rely on the Property or any part thereof or any interest therein to fulfill any municipal or governmental requirement, and Mortgagor hereby assigns to Mortgagee any and all rights to give consent for all or any portion of the Property to rely on any premises not subject to the lien of this Mortgage or any interest therein to fulfill any municipal or governmental requirement. Mortgagor shall not by act or omission impair the integrity of the Property as a single zoning lot, and as one or more complete tax parcels, separate and apart from all other premises. Any act or omission by Mortgagor which would result in a violation of any of the provisions of this SECTION 7.18 shall be void.

8. GEORGIA LAW PROVISIONS. The following provisions are included in this Mortgage and shall prevail to the extent of any conflict with any other provision of this Mortgage.

         8.1. HABENDUM CLAUSE. TO HAVE AND TO HOLD all and singular the Property, whether now owned or held or hereafter acquired, unto Mortgagee and its successors and assigns, forever in fee simple, WITH POWER OF SALE, upon the terms and conditions herein set forth for the benefit and security of the Note and for the enforcement of the payment of the principal, premium and interest on the Note in accordance with its terms, and all other sums payable hereunder or under the Note and the performance and observance of the provisions of the Note and this Mortgage, all as herein set forth.

         IT IS HEREBY COVENANTED, DECLARED AND AGREED that the Note is to be issued under and secured by this Mortgage and that the Property is to be held by Mortgagee upon and subject to the provisions of the Mortgage.

         THIS INSTRUMENT is a deed passing title to the Property to Mortgagee and is made under laws of the State of Georgia relating to deeds to secure debt, and is not a mortgage, and is given to secure the Secured Obligations evidenced by the Note and the performance and observance of the provisions of the Loan Documents.

         SHOULD THE INDEBTEDNESS BE PAID according to the tenor and effect thereof when the same shall become due and payable, and should Mortgagor perform all covenants and obligations herein contained in a timely manner, then this Mortgage shall be canceled and surrendered.

9. DELIVERY OF MORTGAGE. Mortgagor hereby acknowledges that it has received a copy of this Mortgage.

10. FUTURE ADVANCES. This Mortgage is given to secure not only the existing indebtedness, but also any and all future advances and disbursements (the "Future Advances") now and hereafter (i) made by Mortgagee to Mortgagor under the terms of the Loan Documents, and (ii) made prior to Mortgagee receiving "actual notice" (as such term is defined in Section 44-14-2 1(b) of the Official Code of Georgia Annotated) of any transfer by Mortgagor of the Property or any valuable interest therein, regardless of the total amount of such advances and disbursements and regardless of whether such total amount of advances and disbursements should exceed the aggregate face amount of the Note, together with any and all additional advances made by Mortgagee to protect and preserve the Property or the security interest created hereby in the Property, or for the payment of any insurance premiums, or for the performance of any of Mortgagor's obligations hereunder or under the Loan Documents, or for another purpose provided herein or therein (to the extent permitted by applicable law).

         IN WITNESS WHEREOF, Mortgagor has executed, sealed and delivered this Mortgage under seal as of the date first written above.

                                    MORTGAGOR

Signed, sealed and delivered
in the Presence of:                 GLIMCHER PROPERTIES LIMITED
                                    PARTNERSHIP, a Delaware
                                    limited partnership


                                    By: Glimcher Properties Corporation,
------------------------------          a Delaware Corporation, its
Unofficial Witness                      sole general partner


                                     By: /s/ William G. Cornely
                                         -----------------------------------
/s/ Carolee J. Oertel                    William G. Cornely
------------------------------           Executive Vice President
Notary Public                            Chief Financial Officer and COO




My Commission expires: 1-30-2000
                                     (CORPORATE SEAL)
[Notary Seal]

                                    EXHIBIT A
                                    ---------

                                LEGAL DESCRIPTION
                                -----------------

PARCEL I

All that tract or parcel of land lying and being located in the 1269th G.M.D., west of the City of Augusta, (Richmond County and Columbia County) Georgia, containing 44.79 acres and being more particularly described as follows:

Beginning at the intersection of the southerly right of way of Scott Nixon Memorial Drive and the easterly right of way of Bobby Jones Expressway (Interstate 520); thence along the easterly right of way of Bobby Jones Expressway (Interstate 520) in a northerly direction a distance of 288.29 feet to a #4 rebar found being the POINT OF BEGINNING; thence along the easterly right of way of Bobby Jones Expressway (Interstate 520) North 18 degree 54'47" West a distance of 768.39 feet to a #4 rebar set; thence leaving the easterly right of way of Bobby Jones Expressway (Interstate 520) North 71 degree 05'13" East a distance of 250.00 feet to a #4 rebar found; thence North
18 degree 56'40" West a distance of 58.63 feet to a p.k. nail found; thence
18 degree 46'40" West a distance of 8.63 feet to a #4 rebar found; thence along a curve a length of 729.94 feet having a radius of 2970.47 feet with a chord of North 25 degree 06'12" West a distance of 728.10 feet to a p.k. nail found; thence South 64 degree 48'55" West a distance of 251.98 feet to a p.k. nail found on the easterly right of way of Bobby Jones Expressway; thence along the easterly right of way of Bobby Jones Expressway as it curves a length of 280.40 feet having a radius of 2720.43 feet with a chord of North 35 degree 43'47" West a distance of 280.28 feet to a #4 rebar found; thence leaving the easterly right of way of Bobby Jones Expressway (Interstate 520) North 58 degree 09'13" East a distance of 242.05 feet to an "X" in concrete found; thence North
38 degree 12'59" West a distance of 240.00 feet to a #4 rebar found; thence South 46 degree 21'59" West a distance of 251.34 feet to a #4 rebar found on the easterly right of way of Bobby Jones Expressway (Interstate 520); thence along the easterly right of way of Bobby Jones Expressway (Interstate 520) North
46 degree 26'56" West a distance of 55.04 feet to a 3" open top pipe found; thence leaving the easterly right of way of Bobby Jones Expressway (Interstate
520) North 50 degree 11'42" East a distance of 234.51 feet to a #4 rebar set; thence North 50 degree 21'20" East a distance of 418.09 feet to a #8 rebar found; thence South 67 degree 09'37" East a distance of 136.30 feet to a #4 rebar found; thence North 66 degree 01'32" East a distance of 30.12 feet to a #4 rebar set; thence North 24 degree 00'33" West a distance of 21.46 feet to a #4 rebar set; thence North 74 degree 19'40" East a distance of 199.10 feet to a point; thence North 74 degree 14'14" East a distance of 176.76 feet to a point; thence North 74 degree 17'39" East a distance of 18.80 feet to a p.k. nail set; thence South 23 degree 22'34" East a distance of 288.86 feet to a p.k. nail set; thence South 18 degree 41'24" East a distance of 182.37 feet to a #4 rebar set; thence South 00 degree 36'30" West a distance of 59.01 feet to a #4 rebar set; thence South 11 degree 11'48" East a distance of 440.80 feet to a #4 rebar set; thence South 46 degree 00'51" East a distance of 71.42 feet to a #4 rebar set; thence South 20 degree 49'39" East a distance of 179.32 feet to a #4 rebar set; thence South 80 degree 43'27" East a distance of 119.77 feet to a #4 rebar found; thence along a curve a length of 135.16 feet having a radius of 1014.30 feet with a chord of South 05 degree 36'51" East a distance of 135.06 feet to a #4 rebar found; thence along a curve a length of 40.01 feet having a radius of 1014.30 feet with a chord of South 10 degree 35'02" East a distance of 40.01 feet to a #4 rebar found; thence along a curve a length of 106.24 feet having a radius of 1014.30 feet with a chord of South 15 degree 04'59" East a distance of
106.19 feet to a #4 rebar found; thence South 17 degree 37'24" East a distance of 293.63 feet to a #4 rebar found; thence South 24 degree 02'29" East a distance of 149.29 feet to a #4 rebar found; thence South 24 degree 00'22" East a distance of 342.43 feet to a #4 rebar found on the northerly right of way of Scott Nixon Memorial Drive; thence along the northerly right of way of Scott Nixon Memorial Drive South 65 degree 48'43" West a distance of 687.66 feet to a #4 rebar found; thence along the northerly right of way of Scott Nixon Memorial Drive North 22 degree 01'16" West a distance of 10.00 feet to a #4 rebar found; thence continuing along the northerly right of way of Scott Memorial Drive South 65 degree 52'29" West a distance of 76.80 feet to a #4 rebar found; thence leaving the northerly right of way of Scott Memorial Drive North 09 degree 40'14" West a distance of 218.29 feet to a #4 rebar found; thence South 71 degree 00'30" West a distance of 230.10 feet to the POINT OF BEGINNING.

PARCEL II

Together with Easement for the benefit of Parcel I, which constitutes rights in real property created, defined and limited by that certain Cross Easement entered into and between Hubert E. Anderson and Frances F. Anderson and Dayton & Associates-XVI, a South Carolina General Partnership, dated July 30, 1987 and recorded August 3, 1987 in Realty Reel 267, Page 1940, in Richmond County, Georgia and recorded in Deed Book 602, Pages 56 through 65, in Columbia County, Georgia, and by that subsequent Easement Agreement entered into and between Hubert E. Anderson and Frances F. Anderson and Dayton & Associates-XVI, a South Carolina General Partnership, dated August 16, 1989 and recorded August 17, 1989 in Realty Reel 316, Page 1248, in Richmond County, Georgia, and recorded August 18, 1989 in Deed Book 771, Page 277, in Columbia County, Georgia.

PARCEL III

Together with Easement for the benefit of Parcel I, which constitutes rights in real property created, defined and limited by that certain Declaration of Restrictions and Easements, imposed by Dayton & Associates-XVI, a South Carolina General Partnership, dated August 16, 1989, recorded in Deed Book 780, Page 271, in Columbia County, Georgia, and recorded September 20, 1989 in Realty Reel 316, Page 1238, in Richmond County, Georgia.

PARCEL IV

Together with Easement for the benefit of Parcel I, which constitutes rights in real property created, defined and limited by that certain Easement Agreement between Richmond County and PaineWebber Retail Property Investments, Inc., dated January 7, 1992 and recorded January 17, 1992 in Realty Reel 376, Page 1048, Richmond County, Georgia.

PARCEL V

Together with Easements for the benefit of Parcel I, which constitutes rights in real property created, defined and limited by that certain First Amendment to Declaration of Restrictions and Easements between PaineWebber Retail Property Investments, Ltd. and Wal-Mart Stores, Inc., dated December 18, 1992 and recorded February 9, 1993 in Deed Book 1174, Pages 297-302, in

Columbia County, Georgia, and recorded February 14, 1997 in Realty Reel 548, Pages 948-955, in Richmond County, Georgia.

PARCEL VI

Together with Easements for the benefit of Parcel I, which constitutes rights in real property created, defined and limited by that certain Easement Agreement with Covenants and Restrictions Affection Land ("ECR") between Wal-Mart Stores, Inc. and PaineWebber Retail Property Investments, Ltd., dated October 16, 1996 and recorded October 30, 1996 in Realty Reel 538, Pages 1002-1017, in Richmond County, Georgia, and recorded November 21, 1996 in Deed Book 1778, Pages 193-207, in Columbia County, Georgia.